                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                FORM 8-K/A NO. 2

                             Amending Item Number 7*

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 1, 1996
                                                          --------------

                     EASTBROKERS INTERNATIONAL INCORPORATED
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     0-26202                   52-1807562
        ----------                   ---------                 ------------
(State or other jurisdiction    (Commission File Number.)      (IRS Employer
      of incorporation)                                     Identification No.)

             15245 Shady Grove Road, Suite 340, Rockville, MD 20850
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (301) 527-1110
                                                          ----------------

                             CZECH INDUSTRIES, INC.
                   (Former name, if changed since last report)








* The 8-K dated August 1, 1996 is being amended to include the revised Reports of Independent Public Accountants and the revised Report of other auditors as referenced in the Report of Independent Auditors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) The financial statements being filed with this Report are as follows:


          (1) Czech Industries, Inc. Pro Forma Condensed Financial Statements For the Year Ended December 31, 1995 and the Three Months Ended March 31, 1996; (a)
          (2) Eastbrokers Beteiligungs Aktiengesellschaft For the Years Ended December 31, 1994 (unaudited) and 1995 and the Three Months Ended March 31, 1996; except for revised Pannell Kerr Forster PC reports which are included as exhibit 99.2; and (a)
          (3) WMP Borsenmakler Aktiengesellschaft for the Years Ended December 31, 1994 and 1995 (unaudited) and the Three Months Ended March 31, 1996 (unaudited). (a)


     (b) Exhibits required by Item 601 of Regulation S-B.

Exhibit No.       Exhibit
------------      -------
     (2)          Stock Purchase Agreement dated as of June 14, 1996 and
                  Exhibits A through J, incorporated by reference to the Registrant's Form 8-K dated August 1, 1996. (a)


    (23)          Consent of Heritage Capital Corp. dated August 4, 1997. (a)

   (24.1)          Powers  of  Attorney,  granted  by  Peter  Schmid,  Chairman,
                  President and Chief Executive Officer of the Company, on behalf of the Company, and by Peter Schmid, Michael Sumichrast Ph.D. and Wolfgang Kossner, individually, appointing Martin A. Sumichrast and Kevin D. McNeil as attorneys-in-fact, incorporated by reference to Registrant's Form 10-KSB for the fiscal year ended March 31, 1997.


   (99.1)         Opinion of Heritage Capital Corp. (a)

   (99.2)         Reports of Pannell Kerr Forster PC

   (99.3)         Report of Deloitte & Touche Danubia Treuhand Gmbh




------------

(a) Previously filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EASTBROKERS INTERNATIONAL INCORPORATED
                                  ------------------------------------------
                                                 (Registrant)


Date     October 16, 1997         By:       /s/  Peter Schmid*
     --------------------------      --------------------------------------
                                                 (Signature)
                                                 Peter Schmid
                                   Chairman, President, Chief Executive Officer
                                                 and Director


















      * By Martin A. Sumichrast and Kevin D. McNeil as attorneys-in fact.

                                  EXHIBIT INDEX

Exhibit No.      Exhibit                                                 Page
-----------      ---------                                              ------

    (2)          Stock Purchase Agreement dated  as of June 14,
                 1996 and Exhibits A through J, incorporated by reference to the Registrant's Form 8-K dated
                 August 1, 1996.  (a)


   (23)          Consent of Heritage Capital Corp. dated August 4, 1997. (a)

   (24.1)          Powers  of  Attorney,  granted  by  Peter  Schmid,  Chairman,
                  President and Chief Executive Officer of the Company, on behalf of the Company, and by Peter Schmid, Michael Sumichrast Ph.D. and Wolfgang Kossner, individually, appointing Martin A. Sumichrast and Kevin D. McNeil as attorneys-in-fact, incorporated by reference to Registrant's Form 10-KSB for the fiscal year ended March 31, 1997.


  (99.1)         Opinion of Heritage Capital Corp.  (a)

  (99.2)         Reports of Pannell Kerr Forster PC                         5

  (99.3)         Report of Deloitte & Touche Danubia Treuhand GmbH          7




------------

(a) Previously filed.













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



EXHIBIT NO. 99.2



                         REPORT OF INDEPENDENT AUDITORS



To the Board of Directors and Stockholders
    Eastbrokers Beteiligungs Aktiengesellschaft

We have audited the consolidated statement of financial condition of Eastbrokers Beteiligungs Aktiengesellschaft, as of December 31, 1995, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. We did not audit the financial statements of the stand alone parent company which statements reflect total assets, net of eliminating entries, of $11,312,765 as of December 31, 1995 and total revenues, net of eliminating entries, of $2,251,136 for the year then ended. Those statements were audited by Deloitte & Touche Danubia Treuhand GmbH whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for the parent company, is based solely on the report of Deloitte & Touche Danubia Treuhand GmbH.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supoorting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the report of other auditors provides a reasonable basis for our opinion.

As a part of our audit of the consolidated financial statements described above, we audited the conversion of the financial statements of the stand alone parent company from Austrian generally accepted accounting principles to U.S. generally accepted accounting principles.

In our opinion, based upon our audit and the report of Deloitte & Touche Danubia Treuhand GmbH, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Eastbrokers Beteiligungs Aktiengesellschaft as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.



                                   /s/ Pannell Kerr Forster PC



September 22, 1997

EXHIBIT NO. 99.2




                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Stockholders
    Eastbrokers Beteiligungs Aktiengesellschaft

The consolidated statement of financial condition of Eastbrokers Beteiligungs Aktiengesellschaft, as of December 31, 1994, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the year then ended has been prepared from the consolidated financial statements, which are not presented separately herewith, of Eastbrokers Beteiligungs Aktiengesellschaft presented in accordance with generally accepted accounting principles in Austria, as described in Note 1. We have reviewed for compilation only the consolidated financial statements, and, in our opinion, those statements have been properly compiled from the amounts and notes of the underlying financial statements of Eastbrokers Beteiligungs Aktiengesellschaft and its subsidiaries, on the basis described in Note 1.

The financial statements for Eastbrokers Beteiligungs Aktiengesellschaft and its subsidiaries, as of and for the year ended December 31, 1994, presented in accordance with generally accepted accounting principles in Austria were audited by other auditors. We have not been engaged to audit the consolidated financial statements of Eastbrokers Beteiligungs Aktiengesellschaft in accordance with generally accepted auditing standards and to render an opinion as to the fair presentation of such consolidated financial statements in accordance with generally accepted accounting principles in Austria.

The consolidated financial statements of Eastbrokers Beteiligungs Aktiengesellschaft as of and for the year ended December 31, 1994, in accordance with generally accepted accounting principles in Austria have been converted to the accompanying consolidated financial statements presented in accordance with generally accepted accounting principles in the United States of America, on the basis described in Note 1. We have audited this conversion and, in our opinion, the compiled consolidated financial statements described in the first paragraph of this report have been properly converted to a presentation in accordance with generally accepted accounting principles in the United States of America.

The United States dollar amounts shown in the accompanying consolidated financial statements have been translated solely for convenience. We have audited this translation and, in our opinion, the compiled consolidated financial statements expressed in Austrian Schillings have been translated into dollars on the basis described in Note 1.



                                   /s/ Pannell Kerr Forster PC



July 15, 1996

EXHIBIT 99.3


                          INDEPENDENT AUDITOR'S REPORT


To the shareholders of
   Eastbrokers Beteiligungs Aktiengesellschaft Wien


We have audited the balance sheet of Eastbrokers Beteiligungs Aktiengesellschaft Wien S.A. (which consists of parent only financial statements, excluding subsidiaries)as of December 31, 1995 and the related statements of income and of cash flows for the year ended December 31, 1995 (all expressed in Austrian Schillings and not submitted herewith). These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Company's management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Eastbrokers Beteiligungs Aktiengesellschaft Wien at December 31, 1995 in conformity with accounting principles generally accepted in Austria.

Accounting principles in Austria vary in certain important respects from accounting principles generally accepted in the United States of America. The application of the latter would have affected the determination of net income for the year ended December 31, 1995 and the determination of shareholders' equity at December 31, 1995.


DELOITTE & TOUCHE
Danubia Treuhand GmbH
Wirtschaftsprufungsungsgesellschaft

("Danubia Trusteeship Co. Ltd.")


 /s/ Dr. Michael Heller             /s/ Dr. Wolfgang Forster

Vienna, Austria

April 30, 1996



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